Exhibit 99.2

 CORPORATE PRESENTATION  Frank Bedu-Addo Ph.D.  President & CEO  MARCH 2020

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

       PDS Biotechnology leadership team has demonstrated success in the development and commercialization of leading pharmaceutical products  3  Frank Bedu-Addo, PhDChief Executive Officer  Lauren V. Wood, MDChief Medical Officer  Gregory Conn, PhDChief Scientific Officer   Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development:Abelcet® (Liposome Company/ Elan)PEG-Intron® (Schering-Plough/ Merck)  >30 years of translational clinical research experienceFormer Director of Clinical Research at the National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)   Co-founder>35 years of drug development experience In-depth experience with biotech drug discovery, product development and manufacturing

 PDS Biotech is well-poised to transform cancer treatment by fulfilling the promise of immuno-oncology  4  Clinical studies in areas of high unmet medical need supported by leaders in the field  4  Diversified pipeline  3  Demonstrated potential for strong clinical efficacy and durability of the response with minimal toxicity  2  Powerful T-cell activating immunotherapy platform  1

 PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform  5  Versatile and potent T-cell-activating platformClinically validated induction of active antigen-specific killer and helper T-cells in vivoPromising clinical efficacy results in early trials of PDS0101 monotherapy with good safety and no dose limiting toxicities  Publicly listed via reverse merger with Edge Therapeutics in March 2019~15 employees with headquarters in Princeton, NJ14.5M shares outstanding with $21.7M in cash*  PDS0101 (Phase 2): HPV-associated cancers (Anal, head & neck, cervical etc.)PDS0102 (Formulation complete): Prostate, breast cancersPDS0103: Ovarian, breast, colorectal and lung cancersPDS0104: Melanoma    Pipeline      Versamune® Platform  Corporate Overview  * February 28, 2020

 6  Reference: Data on file.  PDS Biotech’s pipeline combines the Versamune® platform with proprietary & validated tumor antigens across several cancer types

 Versamune® Platform

   v  Versamune® is based on proprietary, positively charged and immune activating lipids that form spherical nanoparticles in aqueous media The nanoparticles are sized to mimic viruses, which promotes excellent uptake by dendritic cells of the immune systemActivates the important Type I interferon immunological signaling pathwayVersamune® promotes the activation and maturation of dendritic cells, which then migrate to the lymph nodes  Versamune® is a proprietary T-cell activating platform engineered to induce a robust, targeted anti-tumor response in vivo  8  Water-insolubleFatty acids/hydrocarbon chains          Water-soluble and positively charged head-group coats the particle surface  R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium-propane (R-DOTAP)

 Inability to perform necessary steps to induce a therapeutic T-cell response in-vivo    Versamune® design and novel immunological mechanisms of action promote a powerful anti-tumor T-cell response        Versamune® has demonstrated the potential to overcome the challenges of immunotherapy  9  Challenges of Immunotherapy  How Versamune® May Overcome the Challenge  Inability to alter the tumor’s immunosuppressive microenvironment limits T-cell efficacy    Ability to alter the tumor’s microenvironment de-camouflages the tumors allowing effective killing of the tumor by activated T-cells        Mechanistic limitations have resulted in lack of therapeutic benefit in human studies    Mechanism of action associated with regression of disease in human studies (PDS0101 monotherapy)        Reference: Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.

 Greater quantity and quality of Versamune®-induced killer T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  10    Produces > 10-fold number of highly potent (polyfunctional) killer T-cells vs. other T-cell technologies  Single treatment dose  Results typical of current topclinical-stage HPV cancer vaccines  Tumor rechallenge at Day 60; complete and sustained cure of cancer      *Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, August 3, 27 (33): 5706

 PDS0101

 12  PDS0101 is designed to treat cancers caused by human papillomavirus (HPV)  Approximately 43,000 patients are diagnosed with HPV-associated cancers each year, a number unlikely to be impacted by increased use of HPV preventive vaccines in the next decade  References: Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018.   Oropharyngeal (head & neck) cancers >18,000 cases annuallyMost common HPV-cancer in men,90% of cases are HPV16-specificIncidence increasingCervical cancer~12,000 cases annuallyMost common HPV-cancer in women,50-60% of cases are HPV16-specificIncidence steadyInitial market research suggests market penetration of ~20% is reasonable for PDS0101  PDS0101 combines the utility of the Versamune® platform with a proprietary mix of HPV16 antigens, the most virulent high-risk HPV type and by far the most prevalent in patients with HPV-associated cancer  Females (24,391)  Males (18,280)

 13  The combination of Versamune® and a proprietary antigen is engineered for simplicity and ease of administration      Vials of HPV16 mix (L)and Versamune® (R)  Versamune® formulationis mixed before injection*  Delivered viasubcutaneous injection  *Electron microscopy picture

 14  PDS0101 Phase 1 clinical trial: Unique in vivo demonstration of high levels of HPV-specific killer T-cells in circulating blood   14x   24x   Total Activated T-Cells 26x    Order of magnitude increase over baseline  Versamune® Dose  Reference: Data on file.  INF-γ Elispot Granzyme-b Elispot      Clinical Study Results in Patients with CINImmunogenicity at Day 14Defined dose for Phase 2 studies (3mg)No dose-limiting toxicities  Clinical study results successfully demonstrate translation of Versamune®’s multi-functional mechanism of action between pre-clinical models and humans

 15  Follow-up of patients in PDS0101 Phase 1 study demonstrated promising clinical responses at all three tested doses    A post-hoc, retrospective analysis, demonstrated complete lesion regression in at least 60% of evaluable patients (6/10) as early as 1-3 months after treatmentNo lesion recurrence occurred within the 2-year evaluation periodSpontaneous regression of CIN1 occurs in about 44% of patients over a 2-year duration* These results were remarkably positive as most patients were infected with multiple high-risk HPV typesTwo patients who had regression by cytology were not considered clinical responders:The first regressed to atypical cells of undetermined significance at the first post-treatment evaluation (3 months) but HPV detectedThe second had complete regression by cytology at the first post-treatment evaluation (3 months) but had residual CIN by colposcopy   Reference: Stefani C. et al, 2014, European Review for Medical and Pharmacological Sciences, 18: 728-733

 Checkpoint inhibitors have shown confirmed clinical efficacy and have demonstrated clinical benefit in late stage cancerCheckpoint inhibitors block a key immunological defense mechanism for cancer cells, and are reported to work primarily in patients whose immune systems are already generating tumor-attacking CD8+ killer T-cells pre-treatmentUsing various tumor-specific proteins (antigens), Versamune® has demonstrated the unique ability to generate large and superior numbers of CD8+ killer T-cells that effectively recognize and kill antigen-expressing cancer cells in pre-clinical and human clinical studies  PDS Biotech clinical strategy in advanced cancer is to focus on efficiency and risk mitigation to proof of concept  16  Versamune®-based immunotherapies are being developed as combination therapies to exploit the demonstrated synergies between Versamune® and other anti-cancer agents  PDS Biotech is developing a new generation of advanced cancer treatments combining Versamune®-based immunotherapies with checkpoint inhibitors and other standard of care therapies

 The robust T-cell response induced by Versamune® results in the potential for enhancement of efficacy of checkpoint inhibitors in immune suppressive B16 melanoma  17  Early clinical studies showed the checkpoint inhibitor to be ineffective in treating B16 melanoma, a notoriously difficult model to treat. Versamune® + TRP2 melanoma antigen (sub-optimal levels) promotes infiltration of active killer T-cells into tumors, strong synergy with the checkpoint inhibitor, and significantly enhanced anti-tumor efficacy  Reference: Gandhapudi SK, Ward M, Bush JPC, Bedu-Addo F, Conn G, Woodward JG. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.   CD4+ helper T-cell   CD8+ killer T-cell

 18  PDS0101 is the only compound selected by Merck for evaluation in combination with KEYTRUDA® as first line cancer therapy  PDS0101 + KEYTRUDA®Keytruda® first immunotherapy approved as standard of care for first line treatment of cancer (recurrent or metastatic head and neck cancer)PDS0101 first T-cell activating immunotherapy to demonstrate both high levels of circulating CD8+ killer T-cells and therapeutic benefit as monotherapyUnique immuno-oncology combination addressing first-line treatment of cancerValidation of both efficacy and safety of PDS0101Anticipated advantages of combining PDS0101 with standard of care: Mitigated riskPotential enhanced rates of recruitmentPotential for rapid market penetration and market leadership  Initiate Phase 2 in 1H 2020

 19  PDS Biotechnology-sponsored study with KEYTRUDA ® supplied by MerckPrimary endpoints: Efficacy, safety and tolerabilityStudy design: Phase 2 open-label studyInclusion criteria: Recurrent/metastatic head and neck cancer and HPV16 infectionClinical Trial Identifier: NCT04260126  A Phase 2 study of PDS0101 in combination with KEYTRUDA ® in first-line treatment of recurrent/metastatic head and neck cancer is planned for 1H 2020  Followed by open label SOC with KEYTRUDA® until disease progression or intolerance  patients = 96                                      KEYTRUDA® alone  Combination of PDS0101 and KEYTRUDA®  200 mg IV KEYTRUDA® every 21 days in combinationwith 3 mg SC PDS0101 at cycles 1, 2, 3, 4 and 12  Expected data reads:Safety analysis of first 12 patients after Cycle 1: 4Q 2020Interim analysis planned: 2H 2021

 20  Investigator-Led Phase 2 studies of PDS0101 in combination therapy will evaluate efficacy and safety in treatment of advanced HPV cancers  Funded By  Phase 2 Open Label Study (Safety and Efficacy)  Important Considerations  Expected Initiation    Advanced HPV-associated malignancies – all typesTriple combination with EMD Serono’s M7824 and NHS-IL1229 subjectsClinical Trial Identifier: NCT04287868  NCI selection and confirmation of synergies with PDS0101All three agents have demonstrated efficacy as monotherapies in early trials  1H 2020    Advanced, localized cervical cancer (Stage IIb-IVa)Combination with chemo-radiotherapy (CRT-standard of care) 35 subjects  T-cell induction has strong potential to enhance CRT anti-cancer efficacyMitigated riskPotential for rapid market penetration and market leadership  1H 2020  Leading Cancer Research Institute: TBA

 PDS0102

 22  PDS0102 combines a proven NCI-developed TARP antigen with Versamune® to promote the robust induction of prostate- and breast-specific killer T-cells  PDS Biotech collaboration with the National Cancer Institute (NCI)The TARP antigen was discovered by the NCI to be present in over 85% of prostate cancers and 50% of breast cancersThe NCI demonstrated that the TARP antigen is recognized by T-cells of late-stage cancer patients, with vaccination resulting in a significant lowering of tumor growth rate*PDS Biotech is combining the TARP antigen with Versamune® (PDS0102) to potentially promote more effective induction of prostate and breast-specific killer T-cells and altering of the tumor microenvironmentIn on-going pre-clinical studies Versamune®, has demonstrated the ability to significantly enhance the immune system’s ability to generate TARP-specific killer T-cells  Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)

 Intellectual Property and Financials

 24  Intellectual property provides multiple layers of technology and product protection for Versamune®-related products through mid-2030s  Versamune® and associated patents are owned and licensed by PDS BiotechPatents cover methods and compositions stimulating/promoting an immune response with Versamune® technology in various forms and mechanisms through 2034Use of specific cationic lipids to induce an immune responseCompositions and use of any cationic lipid to activate MAP kinaseCompositions and use of R-DOTAP to induce immune responseMicellar antigen + cationic lipids compositions (US still ongoing) Compositions of R-DOTAP with GM-CSF to reduce immune suppressive myeloid derived suppressor cells in the tumorFive issued international patent families (including Europe and Japan)

 PDS Biotech is in a financial position to support critical near-term milestones  25  Nasdaq:  PDSB  Shares Outstanding*  14.5M  Cash*  $21.7M  Share Price**  $0.67  Market Cap**  $9.7M  Debt*  ---  1H 2020: Initiation of PDS Biotech-Merck Phase 2 combination study in head and neck cancer 1H 2020: Initiation of PDS Biotech-NCI Phase 2 combination study in advanced HPV-associated cancers1H 2020: Initiation of Partnered Phase 2 combination study in advanced cervical-cancer 3Q 2020: Complete formulation of PDS0102  *February 28, 2020 **March 20,2020

 PDS Biotech is well-poised to transform cancer treatment by fulfilling the promise of immuno-oncology  26  Clinical studies in areas of high unmet medical need supported by leaders in the field  4  Diversified pipeline  3  Demonstrated potential for strong clinical efficacy and durability of the response with minimal toxicity  2  Powerful T-cell activating immunotherapy platform  1